Q3 2017 Earnings Earnings Release Supplement October 11, 2017 7/13/2017 10:27 AM BlackRock Exhibit 99.2

A broadly diversified business across clients, products and geographies Q3 2017 Total Base Fees of $2.792 billion Assets Under Management of $5.977 trillion at September 30, 2017 Note: Base Fees and AUM by region data is based on client domicile. 1 Equity 53% 51% 62% 32% 28% 48% 64% 65% Institutional Active Americas Fixed income Retail Index EMEA Multi-asset iShares ETFs Alternatives Cash Asia-Pacific 30% 27% 11% 31% 38% 10% 29% 28% 27% 37% 7% 5% 2% 6% 8% Aum Base fees

5% 7% 7% 4% 4% 3% 3% 4% Long-term net flows ($ in billions) Total Long-Term Retail iShares ETFs Institutional LTM organic asset growth rate (%) LTM organic base fee growth rate (%) 5% 10% 7% 4% 1% 0% (2)% (1)% 1% 12% 13% 11% 11% 15% 13% 16% 21% 1% (1)% (1)% 0% 0% 2% 2% 3% Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. 3% 6% 6% 4% 2% 3% 1% 2% 5% 3% 19% 3% 2 Q2 Q3 Q4 Q1 2015 2016 2017 $(7) $35 $54 $36 $2 $55 $88 $80 $94 $11 $7 $7 $0 ($6) $(2) $(2) $5 $7 $11 $23 $60 $24 $16 $51 $49 $64 $74 $(29) $5 $(13) $12 $(8) $6 $41 $11 $13

Profitability ($ in millions, except per share data) Net Income and EPS, as adjusted Operating Income and Margin, as adjusted For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted 3 44.9% 43.9% 41.6% 41.6% 43.9% 44.8% 44.4% 42.6% 43.9% $4.96 $5.00 $4.75 $4.25 $4.78 $5.14 $5.14 $5.25 $5.24 Q2 Q3 Q4 Q1 2015 2016 2017 $1,248 $1,227 $1,143 $1,047 $1,179 $1,216 $1,232 $1,151 $1,246 $838 $844 $801 $711 $797 $854 $852 $865 $860

Capital management (amounts in millions, except per share data) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. GAAP Dividend Payout Ratio = Dividends declared / GAAP net income. Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income. Share repurchases and weighted average diluted shares Dividends and Payout Ratios 4 (1) GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include the pre-tax restructuring charge of $76 million. (2) GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include an $81 million tax benefit reflecting the adoption of new accounting guidance. 169.1 168.7 168.6 167.4 166.6 166.3 165.9 164.9 164.1 78 76 74 109 83 74 76 84 80 44 43 42 64 48 43 44 52169.1 168.7 168.6 167.4 166.6 166.3 165.9 164.9 164.1 78% 76% 74% 109% 83% 74% 76% 84% 80% 44% 43% 42% 64% 48% 43% 44% 52% 48% $275 $275 $275 $300 $275 $275 $275 $275 $275 Q2 Q3 Q4 Q1 2015 2016 2017

Major market indices and exchange rates 5 Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 1% 5% (1)% 3% 15% 16% 21% 3% (11)% (3)% Spot % Change Average % Change 9/30/2017 vs. Q3 2017 vs. 42643 42916 43008 42916 42643 Q3 2016 Q2 2017 Q3 2017 Q2 2017 Q3 2016 Equity Indices: Domestic S&P 500 2,168 2,423 2,519 3.9620305406520839E-2 0.16190036900369004 2161 2,397 2,467 2.920317062995411E-2 0.14160111059694586 Global MSCI Barra World Index 1,726 1,916 2,001 4.4363256784968684E-2 0.1593279258400927 1712 1,893 1,958 3.4337031167459058E-2 0.14369158878504673 MSCI Europe Index 116 128 131 2.34375E-2 0.12931034482758622 115 131 128 -0.02 0.11304347826086956 MSCI AC Asia Pacific Index 140 155 161 3.870967741935484E-2 0.15 137 151 160 5.9602649006622516E-2 0.16788321167883211 MSCI Emerging Markets Index 903 1,011 1,082 7.0227497527200797E-2 0.1982281284606866 887 993 1,068 7.5528700906344406E-2 0.20405862457722659 S&P Global Natural Resources 2,930 3,175 3,512 0.10614173228346457 0.19863481228668942 2888 3,186 3,373 5.8694287507846832E-2 0.16793628808864267 BLK Equity Index (1) 0.06 0.17 0.05 0.15 Fixed Income Index: Barclays U.S. Aggregate Bond Index 2,037 2,021 2,038 8.4116773874319643E-3 -% 2035 2,015 2,036 1.0421836228287842E-2 -% Foreign Exchange Rates: GBP to USD 1.3 1.3 1.34 3.0769230769230795E-2 3.0769230769230795E-2 1.31 1.28 1.31 2.3437500000000021E-2 -% EUR to USD 1.1200000000000001 1.1399999999999999 1.18 3.5087719298245647E-2 5.3571428571428416E-2 1.1200000000000001 1.1000000000000001 1.18 7.2727272727272585E-2 5.3571428571428416E-2

Quarterly revenue Q3 2017 Compared to Q3 2016 $396 million Total Revenue Q3 2017 Compared to Q2 2017 $268 million Percentage Change Year-over-Year Sequential Base Fees ex. SL 10% 5% Securities lending 6% (4)% Performance fees 229% 298% Technology and risk management revenue 15% 7% Distribution fees (50)% -% Advisory and other revenue (1)% (4)% Total 14% 9% Q3 2017 $3,233 million 6 2% 6% 5% 85% Base fees ex. Securities lending Securities lending performance fees Technology and risk management revenue advisory and other revenues $2,804 $181 $18 $5 $(6) $(11) $(26) $2,965 $2,824 $130 $15 $14 $6 $(2) $(22) $2,965 Q2 2016 Base fees ex sec lending Technology and risk management securities lending distribution fees advisory other revenue performance fees Q2 2017 Q1 2017

Quarterly investment advisory, administration fees and securities lending revenue Q3 2017 Compared to Q3 2016 Investment advisory, administration fees and securities lending revenue $246 million Q3 2017 Compared to Q2 2017 $117 million Q3 2017: $2,792 million Q3 2016 $2,546 million Q2 2017: $2,675 million 7 26% 16% 5% 8% 11% 3% 7% 17% 7% 29% 7% 16% 7% 3% 11% 7% 5% 15% 29% 6% 16% 7% 3% 11% 7% 5% 16% $2,489 $120 $28 $18 $15 $14 $6 $4 $9 $10 $2,675 $2,530 $55 $17 $17 $15 $12 $10 $10 $10 $1 $2,675 Q2 2016 Q2 2017 Q1 2017 IShares efts EQ Ishares ETFs FI Cash Non-ETF FI Active FI Active EQ Non-ETF EQ Multi-asset alts

Quarterly expense Expense, as adjusted, by category Q3 2017 Compared to Q3 2016, as adjusted Expense, as adjusted, includes non-GAAP adjustments related to PNC LTIP funding obligation of $4 million in the third quarter of 2017, $7 million in the third quarter of 2016 and $4 million in the second quarter of 2017. For further information, see notes (1) through (3) in the current earnings release. $214 million Q3 2017 Compared to Q2 2017, as adjusted $116 million Percentage Change Year-over-Year Sequential Employee comp. & benefits 13% 9% Distribution & servicing costs 8% 2% Amort. of deferred sales commissions (50)% -% Direct fund expense 17% 4% General & administration 16% 4% Amortization of intangibles 8% 8% Total 13% 7% Q3 2017 $1,835 million 8 $1,625 $(5) $12 $24 $29 $34 $1,719 $1,673 $(22) $1 $4 $16 $49 $1,719 Q2 2017 Q2 2017 Q1 2017 Amort – def sales comm distribution & servicing comp & benefits direct fund G&A Comp & Benefits 58% 7% 13% 20% 2% Employee comp. & benefits Distribution & servicing costs direct fund expense general & administration Amortization of intangibles

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 9 1,151 1,246 (16) (9) $(41) $(48) $11 $(48) $(25) $1 $(38) $(7) (9) 16 (10) 10 (6) (2) – (9) (10) As Adjusted $(50) $(32) $1 $(38) $(31) $(1) $(38) $(16) $(9) (60) (21) 2015 2016 2017 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Operating Income GAAP $1,222 $1,137 $963 $1,173 $1,209 $1,225 $1,147 $1,242 $1,394 Non-GAAP adjustments 5 6 84 6 7 7 4 4 4 As Adjusted $1,227 $1,143 $1,047 $1,179 $1,216 $1,232 $1,151 $1,246 $1,398 Nonoperating Income (Expense) GAAP $-48 $11 $-48 $-25 $1 $-38 $-7 $1 $10 Non-GAAP adjustments 16 -10 10 -6 -2 - -9 -10 -12 As Adjusted $-32 $1 $-38 $-31 $-1 $-38 $-16 $-9 $-2 Net Income GAAP $843 $861 $657 $789 $875 $851 $862 $857 $947 Non-GAAP adjustments 1 -60 54 8 -21 1 3 3 22 As Adjusted $844 $801 $711 $797 $854 $852 $865 $860 $969

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated October 11, 2017, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 10